UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

COTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Canada	001-31410	98-0154711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada 5519 West Idlewild Avenue Tampa, Florida, United States		L4V1H6 33634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Cott Corporation (“Cott”) on June 2, 2014 to include the historical financial statements of Aimia Foods Holdings Limited (“Aimia”), the business acquired by Cott through the Share Purchase Agreement entered into on May 30, 2014, and the unaudited pro forma financial information required pursuant to Item 9.01(b) of Form 8-K, and exhibits under 9.01(d) of Form 8-K.

The historical financial statements of Aimia have been prepared in accordance with United Kingdom Generally Accepted Accounting Practice, or U.K. GAAP. The unaudited pro forma financial information required pursuant to Item 9.01(b) of Form 8-K included as Exhibit 99.4 to this Current Report on Form 8-K/A contains pro forma adjustments to reflect the acquisition and the purchasing accounting adjustments related thereto, and to reconcile the differences between the historical amounts presented in Aimia’s historical financial statements under U.K. GAAP and those historical amounts as if they had been presented in accordance with United States Generally Accepted Accounting Principles, or U.S. GAAP. Those adjustments include: a) the elimination of the goodwill amortization recorded under U.K. GAAP, b) the recording of adjustments to a joint venture investment under the equity method for U.S. GAAP that had been historically recorded at cost under U.K. GAAP, and c) the recording of certain machinery and equipment at its historical cost, including amounts financed by a customer under U.S. GAAP, which had been historically recorded at the cash amount paid by Aimia under U.K. GAAP. Additionally, the unaudited pro forma financial information contains adjustments related to the repayment of the 8.125% senior notes due 2018 with the 5.375% senior notes due 2022.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

•	The audited consolidated balance sheets of Aimia as of June 30, 2013 and 2012, and the related audited consolidated profit and loss accounts and cash flows for the years then ended, are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

•	The unaudited consolidated balance sheets of Aimia at March 31, 2014 and 2013, and the related unaudited consolidated profit and loss accounts and cash flows for the three months then ended, are attached to this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference.

•	The unaudited consolidated balance sheets of Aimia at December 31, 2013 and 2012, and the related unaudited consolidated profit and loss accounts and cash flows for the six months then ended, are attached to this Form 8-K/A as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Cott’s unaudited pro forma condensed combined consolidated balance sheet as of March 29, 2014, and unaudited pro forma condensed statements of operations for the three months ended March 29, 2014 and the fiscal year ended December 28, 2013 that give effect to the acquisition of Aimia are attached as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton UK LLP, registered auditors and chartered accountants for Aimia Foods Holdings Limited.

99.1	Aimia Foods Holdings Limited audited consolidated balance sheets at June 30, 2013 and June 30 2012, and the related consolidated profit and loss accounts and cash flows for the years ended June 30, 2013 and 2012.

99.2	Aimia Foods Holdings Limited unaudited consolidated balance sheet at March 31, 2014 and March 31, 2013 and the related unaudited consolidated profit and loss accounts and cash flows for the three months ended March 31, 2014 and 2013.

99.3	Aimia Foods Holdings Limited unaudited consolidated balance sheet at December 31, 2013 and December 31, 2012, and the related consolidated profit and loss accounts and cash flows for the six month periods ended December 31, 2013 and 2012.

99.4	Cott Corporation unaudited pro forma condensed combined balance sheet as of March 29, 2014, unaudited pro forma condensed combined statements of operations for the three months ended March 29, 2014 and the fiscal year ended December 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation

Date: August 6, 2014	By:	/s/ Gregory Leiter
Gregory Leiter
Senior Vice President, Chief Accounting Officer (Principal accounting officer)

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of Grant Thornton UK LLP, independent certified public accountants for Aimia Foods Holdings Limited.

99.1	Aimia Foods Holdings Limited audited consolidated balance sheets at June 30, 2013 and June 30 2012, and the related consolidated profit and loss accounts and cash flows for the years ended June 30, 2013 and 2012.

99.2	Aimia Foods Holdings Limited unaudited consolidated balance sheet at March 31, 2014 and March 31, 2013 and the related unaudited consolidated profit and loss accounts and cash flows for the three months ended March 31, 2014 and 2013.

99.3	Aimia Foods Holdings Limited unaudited consolidated balance sheet at December 31, 2013 and December 31, 2012, and the related consolidated profit and loss accounts and cash flows for the six month periods ended December 31, 2013 and 2012.

99.4	Cott Corporation unaudited pro forma condensed combined balance sheet as of March 29, 2014, unaudited pro forma condensed combined statements of operations for the three months ended March 29, 2014 and the fiscal year ended December 28, 2013.

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